UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 20, 2012

Cano Petroleum, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32496	77-0635673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Belt Line Road, Suite 200, Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 687-0030

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD.

On June 20, 2012, Cano Petroleum, Inc., a Delaware corporation (the “Company”), filed with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”) unaudited and unreviewed monthly operating reports for the Company and its direct and indirect subsidiaries (the “Debtors”) for the month ended May 31, 2012 (the “Monthly Operating Reports”).  The Monthly Operating Reports are attached to this current report on Form 8-K as Exhibit 99.1 through Exhibit 99.9 and are incorporated herein by reference.

Limitation on Incorporation by Reference:

In accordance with general instruction B.2 of Form 8-K, the information in Item 7.01 of this report, including Exhibit 99.1 through Exhibit 99.9, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                        Monthly Operating Report for the month ended May 31, 2012 for Cano Petroleum, Inc.

99.2                        Monthly Operating Report for the month ended May 31, 2012 for Cano Petro of New Mexico, Inc.

99.3                        Monthly Operating Report for the month ended May 31, 2012 for Ladder Companies, Inc.

99.4                        Monthly Operating Report for the month ended May 31, 2012 for Square One Energy, Inc.

99.5                        Monthly Operating Report for the month ended May 31, 2012 for Tri-Flow, Inc.

99.6                        Monthly Operating Report for the month ended May 31, 2012 for W.O. Energy of Nevada, Inc.

99.7                        Monthly Operating Report for the month ended May 31, 2012 for WO Energy, Inc.

99.8                        Monthly Operating Report for the month ended May 31, 2012 for W.O. Operating Company, Ltd.

99.9                        Monthly Operating Report for the month ended May 31, 2012 for W.O. Production Company, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: June 20, 2012
	By:	/s/ John H. Homier
John H. Homier
Chief Financial Officer

INDEX TO EXHIBITS

Item	Exhibit

99.1	Monthly Operating Report for the month ended May 31, 2012 for Cano Petroleum, Inc.

99.2	Monthly Operating Report for the month ended May 31, 2012 for Cano Petro of New Mexico, Inc.

99.3	Monthly Operating Report for the month ended May 31, 2012 for Ladder Companies, Inc.

99.4	Monthly Operating Report for the month ended May 31, 2012 for Square One Energy, Inc.

99.5	Monthly Operating Report for the month ended May 31, 2012 for Tri-Flow, Inc.

99.6	Monthly Operating Report for the month ended May 31, 2012 for W.O. Energy of Nevada, Inc.

99.7	Monthly Operating Report for the month ended May 31, 2012 for WO Energy, Inc.

99.8	Monthly Operating Report for the month ended May 31, 2012 for W.O. Operating Company, Ltd.

99.9	Monthly Operating Report for the month ended May 31, 2012 for W.O. Production Company, Ltd.